EXHIBIT 31.1

                                  CERTIFICATION
                          PURSUANT TO 17 CFR 240.13a-14
                          PROMULGATED UNDER SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


I, John F. McMullan, Principal Executive Officer and Chief Financial Officer of Consolidated Resources Health Care Fund II, certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Consolidated Resources Health Care Fund II.

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures presented in this quarterly report my conclusion about the effectiveness of the disclosure controls and procedures based on such evaluation; and

                  c) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the period covered by the quarterly report that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting.

         5. I have disclosed, based on my most recent evaluation of internal control over financial reporting to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal controls or financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and




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                  b)       any fraud,  whether or not  material,  that  involves
                           management or other  employees who have a significant
                           role  in  the  registrant's   internal  control  over
                           financial reporting.

Date: August 5, 2004                                By: /s/ John F. McMullan
      ---------------------                             -----------------------
                                                         John F. McMullan
                                                         Chief Financial Officer
                                                         (chief executive and
                                                         chief financial officer
                                                         of the Partnership)